                                                                     EXHIBIT 99

MHR INSTITUTIONAL PARTNERS III LP

By: MHR Institutional Advisors III LLC,
its General Partner

By: /s/ Janet Yeung
    -------------------------------
    Name:  Janet Yeung
    Title: Authorized Signatory

Address: 40 West 57th Street
         24th Floor
         New York, New York 10019

MHR INSTITUTIONAL ADVISORS III LLC

By: /s/ Janet Yeung
    -------------------------------
    Name:  Janet Yeung
    Title: Authorized Signatory

Address: 40 West 57th Street
         24th Floor
         New York, New York 10019

MHR FUND MANAGEMENT LLC

By: /s/ Janet Yeung
    -------------------------------
    Name:  Janet Yeung
    Title: Authorized Signatory

Address: 40 West 57th Street
         24th Floor
         New York, New York 10019

MHR HOLDINGS LLC

By: /s/ Janet Yeung
    -------------------------------
    Name:  Janet Yeung
    Title: Authorized Signatory

Address: 40 West 57th Street
         24th Floor
         New York, New York 10019